UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 15, 2023

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045 (Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FI	The New York Stock Exchange
1.125% Senior Notes due 2027	FI27	The New York Stock Exchange
1.625% Senior Notes due 2030	FI30	The New York Stock Exchange
2.250% Senior Notes due 2025	FI25	The New York Stock Exchange
3.000% Senior Notes due 2031	FI31	The New York Stock Exchange
4.500% Senior Notes due 2031	FI31A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

Segment Realignment

Fiserv, Inc. (the “Company”) is effecting changes in its business designed to further enhance operational performance in the delivery of its integrated portfolio of products and solutions to its financial institution clients. As a result, the Company expects to realign its reportable segments to correspond with these organizational changes (the “Segment Realignment”), which the Company expects to be completed effective for the quarter ending March 31, 2024. As further described below under Item 8.01 of this Current Report on Form 8-K, the Company’s new reportable segments are expected to be Merchant Solutions and Financial Solutions. The Company continues to allocate resources and assess performance based on the current reportable segment structure.

Supplemental Revenue Information

In connection with the Company’s investor conference on November 15, 2023, the Company is providing updated information in the schedules included in Exhibit 99.1 to recalculate certain non-GAAP measures of its historical revenue under the expected new segment reporting structure for each of the quarters in 2022, the first three quarters of 2023, and the full year 2022. The schedules have been prepared by making certain adjustments to the underlying composition of the Company’s historical revenue information. The adjustments are discussed in the notes to the schedules. In addition, the Company is providing anticipated new segment organic revenue growth outlook for 2024-2026, as follows:

Organic Revenue Growth
	Preliminary Outlook 2024	Medium Term Outlook 2025 - 2026
Merchant Solutions	18% - 20%	12% - 15%
Financial Solutions	5% - 7%	6% - 8%
Total Company	11% - 13%	9% - 12%

A reconciliation of unaudited non-GAAP revenue measures to the most comparable GAAP measures are included in this Current Report on Form 8-K (this “Form 8-K”), except for forward-looking revenue measures where a reconciliation to the corresponding GAAP measures is not available due to the variability, complexity and limited visibility of these items that are excluded from the non-GAAP outlook measures. The Company’s forward-looking non-GAAP revenue measures, including adjusted revenue, organic revenue and organic revenue growth, are designed to enhance shareholders’ ability to evaluate the company’s performance by excluding certain items to focus on factors and trends affecting its business.

The Company’s organic revenue growth outlook excludes the impact of foreign currency fluctuations, acquisitions, dispositions and the impact of the Company’s postage reimbursements. The currency impact is measured as the increase or decrease in the expected adjusted revenue for the period by applying prior period foreign currency exchange rates to present a constant currency comparison to prior periods.

Preliminary 2024 Growth
Revenue	6.5% - 8.5%
Postage reimbursements	(0.5)%

Adjusted revenue	6% - 8%

Currency impact	4.5%
Acquisition adjustments	0.0%
Divestiture adjustments	0.5%

Organic revenue	11% - 13%

The Company anticipates the 2024 adjustments will occur as follows: postage reimbursements in Corporate and Other, currency impact in Merchant Solutions and divestiture adjustments in Financial Solutions.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated organic revenue growth. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “could,” “should,” or words of similar meaning. Statements that describe the Company’s future plans, outlook, objectives or goals are also forward-looking statements.

Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that could cause the Company’s actual results to differ materially include, among others, the following: the Company’s ability to compete effectively against new and existing competitors and to continue to introduce competitive new products and services on a timely, cost-effective basis; changes in customer demand for the Company’s products and services; the ability of the Company’s technology to keep pace with a rapidly evolving marketplace; the success of the Company’s merchant alliances, some of which are not controlled by the Company; the impact of a security breach or operational failure on the Company’s business, including disruptions caused by other participants in the global financial system; losses due to chargebacks, refunds or returns as a result of fraud or the failure of the Company’s vendors and merchants to satisfy their obligations; changes in local, regional, national and international economic or political conditions, including those resulting from heightened inflation, rising interest rates, a recession, bank failures, or intensified international hostilities, and the impact they may have on the Company and its employees, clients, vendors, supply chain, operations and sales; the effect of proposed and enacted legislative and regulatory actions affecting the Company or the financial services industry as a whole; the Company’s ability to comply with government regulations and applicable card association and network rules; the protection and validity of intellectual property rights; the outcome of pending and future litigation and governmental proceedings; the Company’s ability to successfully identify, complete and integrate acquisitions, and to realize the anticipated benefits associated with the same; the impact of the Company’s strategic initiatives; the Company’s ability to attract and retain key personnel; volatility and disruptions in financial markets that may impact the Company’s ability to access preferred sources of financing and the terms on which the Company is able to obtain financing or increase its costs of borrowing; adverse impacts from currency exchange rates or currency controls; changes in corporate tax and interest rates; and other factors included in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents that the Company files with the Securities and Exchange Commission, which are available at http://www.sec.gov. The preliminary 2024 outlook and medium term outlook for 2025 and 2026 reflect the anticipated organic revenue growth of the Company in each year based on its current and expected assets, businesses and operations. The estimates assume no material acquisitions or dispositions and that there are no other factors, including those described above in this Form 8-K, materially impacting the operations of the Company.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date of this Form 8-K.

Item 8.01.	Other Events.

The Company’s expected new reportable segments are:

Merchant Solutions (“Merchant”)

The businesses in the Merchant segment provide commerce-enabling products and services to companies of all sizes around the world. These products and services include merchant acquiring and digital commerce services; mobile payment services; security and fraud protection solutions; stored-value solutions; and pay-by-bank solutions. The businesses within the Merchant segment consist of the following:

•

Small Business – provides products and services to small businesses and independent software vendors, including Clover®, the Company’s point-of-sale integrated commerce operating system for small business clients

•	Enterprise – provides products and services to large businesses, including CaratSM, the Company’s integrated commerce operating system for enterprise clients

•	Processing – provides products and services to financial institutions, joint ventures, and other third party resellers which have direct relationships with merchants

Financial Solutions (“Financial”)

The businesses in the Financial segment provide products and services to financial institution, corporate and public sector clients across the world, enabling the processing of customer loan and deposit accounts, digital payments and card transactions. The businesses within the Financial segment consist of the following:

•	Banking – provides customer loan and deposit account processing; digital banking; financial and risk management; professional services and consulting; and check processing

•	Digital Payments – provides debit card processing services; debit network services; security and fraud protection products; bill payment; person-to-person payments; and account-to-account transfers

•	Issuing – provides credit card processing services; prepaid card processing services; card production services; print services; government payment processing; and student loan processing

Corporate and Other

Corporate and Other supports the Company’s reportable segments, and consists of amortization of acquisition-related intangible assets, unallocated corporate expenses, and other activities that are not considered when management evaluates segment performance, such as gains or losses on sales of businesses, certain assets or investments; costs associated with acquisition and divestiture activity; certain services revenue associated with various dispositions; and postage reimbursements.

The Company expects to begin reporting its financial results based on the Segment Realignment with the filing of its Quarterly Report on Form 10-Q for the quarter ending March 31, 2024, with prior periods adjusted accordingly.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Supplemental expected segment revenue information (furnished pursuant to Item 2.02 of this Current Report on Form 8-K)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: November 15, 2023	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer